UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   June 30, 2008

Acusphere, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50405	04-3208947
(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street
Watertown, MA	02472
(Address of Principal Executive Offices)	(Zip Code)

(617) 648-8800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On June 30, 2008, Acusphere, Inc. issued a press release announcing that the New Drug Application (NDA) for approval to market its lead product candidate, Imagify™ (Perflubutane Polymer Microspheres for Injectable Suspension), has been accepted for review by the U.S. Food & Drug Administration (FDA). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

This Current Report on Form 8-K contains forward-looking statements, which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, including statements regarding the safety and efficacy of and commercial opportunity for Imagify. There can be no assurance that Imagify will be approved for the indication the Company is seeking, or at all.  The Company’s actual results may differ materially from those anticipated in these forward-looking statements based upon a number of factors, including anticipated operating losses and existing capital obligations, uncertainties associated with research, development, testing and related regulatory approvals, including uncertainties regarding regulatory evaluation of the Company’s statistical analysis plan and clinical trial results and uncertainties regarding the potential effects of not achieving clinical endpoints, uncertainties regarding the cost, timing and ultimate success of the qualification of the Company’s commercial manufacturing facility in accordance with applicable regulatory requirements, complex manufacturing, high quality requirements, lack of commercial manufacturing experience, dependence on third-party manufacturers, suppliers and collaborators, uncertainties associated with intellectual property, competition, loss of key personnel, uncertainties associated with market acceptance and adequacy of reimbursement, technological change and government regulation, and other risks and challenges detailed in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and its Form 10-Q for the quarter ended March 31, 2008. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

Item 9.01           Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 30, 2008, filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSPHERE, INC.

Dated: June 30, 2008	By:	/s/ Lawrence A. Gyenes
	Name:	Lawrence A. Gyenes
Title: Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 30, 2008, filed herewith